UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2022

SCOTT'S LIQUID GOLD-INC.

(Exact name of Registrant as Specified in Its Charter)

Colorado	001-13458	84-0920811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8400 E. Crescent Parkway Suite 450
Greenwood Village, Colorado		80111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 373-4860

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Loan and Security Agreement

On December 15, 2022, Scott’s Liquid Gold-Inc., a Colorado corporation (the “Company”), entered into the Consent and Sixth Amendment to Loan and Security Agreement (the “Amendment”), amending its Loan and Security Agreement with UMB Bank, N.A., dated July 1, 2020 (as previously amended, the “Agreement”). The Amendment consents to the sale of Prell® assets (described below) and updates the borrowing base calculation under the Agreement. The foregoing description of the Amendment is a summary only and is qualified in its entirety by reference to the terms of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Sale of Prell Assets

On December 15, 2022, Neoteric Cosmetics, Inc., a Colorado corporation, (“Neoteric”) and wholly owned subsidiary of Scott’s Liquid Gold Inc., entered into an Asset Purchase Agreement (the “Purchase Agreement”) with AFAM Concept, Inc, an Illinois corporation (“Buyer”), pursuant to which the Company agreed to sell to Buyer all of Neoteric’s right, title and interest in and to certain assets of the Prell® product line, which includes shampoo and conditioner (the “Business”), together with certain obligations and liabilities relating to the Business. The transactions contemplated by the Purchase Agreement were consummated on December 15, 2022.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The description of the Disposition contained in Item 1.01 above is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits: The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Consent and Sixth Amendment to Loan and Security Agreement, dated December 15, 2022
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOTT'S LIQUID GOLD-INC.

Date:	December 21, 2022	By:	/s/ David M. Arndt
David M. Arndt Chief Financial Officer